Exhibit 10.4

,,... - - ' - !_,. ,._. ƒ "_ - '"' \ . - .... - -- .,,. !) ;t p l$1 Ji i .;:z it 44 STOCK POWER ANO ASSIGNMENT SEPARATE FROM CERTIFICATE FOR VALUE RECEIVED, HESTIA INSIGHT INC . , a Nevada cor11ora1ion ( th e "AssignorH), hereb - ; sells, assigns, and 1rnnstors u n1 0 : • Transferoe / A ss i g n ee : EDWARD C. LEE • Taxpayer ldentlfico \ lon ISSN: , ' < One Hundred Por ce n \ (100%) of the o ut s t an d i ng capital stock of HESTIA INVESTMENTS INC., a Wyoming corpora \ 1on ( th e HCompany all oulstanding s h a res of Common Stock . s t a nd ingm the narne o f t h e Assignor on the ln1ernal c orpo r ale books and l e dger of said Company. EXPRESS ASSIGNMENT OF ACCOUNTS AND ASSETS This Stock Power explicitly transfers 1 otal equity ownership, corporate contrOl, and s i g n in g a u th or i ty over a \ \ underlymg holdings o l H e s tia Investments Inc . 10 the T ra ns feree as of the Ettective Date . Including without lim 1 ta 1 ion : 1. Bank Depos i tory A cc ou n ts : All checking, savings . payroll, demand de p osl f , and money market accounts regis t ere d under t he name or EIN of Hestia l � tmenrs I nc . at any ll na nc l a l lnslilution . 2. Broker - ace & Custody Accounts : All securities. equities. trading, clearing. a nd investment accounts m ain t u i n o d In the nome of H es tia ln vo s 1 me n ts Inc. 3. Contract. a & A sH t s : All operaltonalc on1rnc t s ,1 n 1en e c1u at property. physical assets, and r ece iv a b le s belonging to Heslin ln ve s t m en1s I nc . The As si gn o r doea hereby Ir r evocab l y c ons t itu t e end appoint 1he C o r po r at e Secretary of Hestia Investments Inc. as Attorn ey - , n - Fac t torecord nnd register this transfer directly on the i nt erna l stoek t r a n s f er books and s h a reledger ol t h e C o mpany . DATED : July 31 , 2 � 26 ASSIGNOR : t - tiST A I IGHT IN C . c.: T i tl e : Rcprosentatlvo o t the Independent Boord or D i r ec t or s . . .. .. . � . - _ : . - .,._ .. · - .. .. -- -

ACKNOWLEDGMENT & ACCEPTANCE BY TRANSFEREE The undersigned hereby accepts t he t r ansfer of the a f orementio n ed shares and underlying corporate assets of H estia Investm e nts Inc. in accordance with t he terms of the Strategic D ivesti t ure & Settle me t Ag r eement dated April 25, 2026, as amended. B y: - -- --- = � ,:::: EDWARD C. LEE Transfe r e e